Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Announces First Quarter 2019 Earnings Call

ST. LOUIS, May 22, 2019 - Caleres (NYSE: CAL, caleres.com) today announced it plans to release its first quarter 2019 financial results after market close on Monday, June 3. Company executives will host a financial analyst call at 4:30 p.m. ET that day, to discuss first quarter results and to provide a general business update.

The dial-in number for financial analysts in North America is (877) 217-9089, or (706) 679-1723 for international analysts, and the conference ID is 8758845. To participate, please dial in a few minutes before the scheduled time. Employees, the media and the public are invited to listen to the call at investor.caleres.com/news/events.

A replay of the call will be available through Saturday, June 8, by dialing (855) 859-2056 in North America, or (404) 537-3406 internationally, and using the conference ID 8758845. A webcast replay will also be archived for a limited period at investor.caleres.com/news/events/archive.

Caleres also announced it is changing its segment presentation to reflect growth in intersegment activity, driven by recent acquisitions, and to better align reporting with its independent business model. The company will continue to present two reportable segments, Famous Footwear and Brand Portfolio, however, beginning with the first quarter of 2019, Caleres will present Brand Portfolio net sales inclusive of both external and intersegment sales.

The elimination of intersegment sales and profit from Brand Portfolio to Famous Footwear will be reflected within the Eliminations and Other category. In conjunction with the change, 2017 and 2018 results have been recast and the related quarterly historical segment results are included in the schedules to this release.

# # #

About Caleres - Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vionic, Dr. Scholl’s Shoes, Vince, Franco Sarto, LifeStride, Via Spiga, Blowfish Malibu, Bzees, Circus by Sam Edelman, Fergie and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first.  Visit caleres.com to learn more about us.

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
(Thousands)	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017
Net sales	$363,411	$366,494	$283,497	$279,715	$(14,766)	$(14,700)	$632,142	$631,509
Gross profit	$165,201	$167,690	$108,861	$102,504	$859	$714	$274,921	$270,908
Adjusted gross profit	$165,201	$167,690	$108,861	$105,533	$859	$714	$274,921	$273,937
Gross profit rate	45.5%	45.8%	38.4%	36.7%	(5.8)%	(4.9)%	43.5%	42.9%
Adjusted gross profit rate	45.5%	45.8%	38.4%	37.7%	(5.8)%	(4.9)%	43.5%	43.4%
Operating earnings (loss)	$21,857	$20,279	$11,627	$12,600	$(10,538)	$(9,590)	$22,946	$23,289
Adjusted operating earnings (loss)	$21,857	$20,279	$13,211	$16,475	$(10,344)	$(9,328)	$24,724	$27,426
Operating earnings (loss) %	6.0%	5.5%	4.1%	4.5%	71.4%	65.2%	3.6%	3.7%
Adjusted operating earnings %	6.0%	5.5%	4.7%	5.9%	70.1%	63.5%	3.9%	4.3%
Same-store sales % (on a 13-week basis) (1)	(0.8)%	(0.6)%	(1.0)%	2.3%	—%	—%	—%	—%
Number of stores	1,013	1,052	235	233	—	—	1,248	1,285

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
(Thousands)	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017	May 5, 2018	April 29, 2017
Gross profit	$165,201	$167,690	$108,861	$102,504	$859	$714	$274,921	$270,908
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	—	3,029	—	—	—	3,029
Total charges/other items	—	—	—	3,029	—	—	—	3,029
Adjusted gross profit	$165,201	$167,690	$108,861	$105,533	$859	$714	$274,921	$273,937
Operating earnings (loss)	$21,857	$20,279	$11,627	$12,600	$(10,538)	$(9,590)	$22,946	$23,289
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	1,584	3,875	194	262	1,778	4,137
Total charges/other items	—	—	1,584	3,875	194	262	1,778	4,137
Adjusted operating earnings (loss)	$21,857	$20,279	$13,211	$16,475	$(10,344)	$(9,328)	$24,724	$27,426
(1) The thirteen-week period ended April 29, 2017 excludes sales from Allen Edmonds.

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
(Thousands)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017
Net sales	$429,472	$404,930	$305,021	$301,874	$(27,881)	$(29,850)	$706,612	$676,954
Gross profit	$187,114	$183,309	$108,288	$106,219	$(2,301)	$(2,067)	$293,101	$287,461
Adjusted gross profit	$187,114	$183,309	$108,828	$108,129	$(2,301)	$(2,067)	$293,641	$289,371
Gross profit rate	43.6%	45.3%	35.5%	35.2%	8.3%	6.9%	41.5%	42.5%
Adjusted gross profit rate	43.6%	45.3%	35.6%	35.8%	8.3%	6.9%	41.6%	42.7%
Operating earnings (loss)	$33,240	$25,112	$15,909	$17,983	$(17,006)	$(14,669)	$32,143	$28,426
Adjusted operating earnings (loss)	$33,240	$25,112	$18,248	$20,529	$(16,682)	$(12,440)	$34,806	$33,201
Operating earnings (loss) %	7.7%	6.2%	5.2%	6.0%	61.0%	49.1%	4.5%	4.2%
Adjusted operating earnings %	7.7%	6.2%	6.0%	6.8%	59.8%	41.7%	4.9%	4.9%
Same-store sales % (on a 13-week basis) (1)	2.6%	2.8%	(1.3)%	15.8%	—%	—%	—%	—%
Number of stores	1,008	1,055	233	238	—	—	1,241	1,293

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
(Thousands)	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017	August 4, 2018	July 29, 2017
Gross profit	$187,114	$183,309	$108,288	$106,219	$(2,301)	$(2,067)	$293,101	$287,461
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	540	—	—	—	540	—
Acquisition, integration and reorganization of men's brands	—	—	—	1,910	—	—	—	1,910
Total charges/other items	—	—	540	1,910	—	—	540	1,910
Adjusted gross profit	$187,114	$183,309	$108,828	$108,129	$(2,301)	$(2,067)	$293,641	$289,371
Operating earnings (loss)	$33,240	$25,112	$15,909	$17,983	$(17,006)	$(14,669)	$32,143	$28,426
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	540	—	238	—	778	—
Acquisition, integration and reorganization of men's brands	—	—	1,799	2,546	86	2,229	1,885	4,775
Total charges/other items	—	—	2,339	2,546	324	2,229	2,663	4,775
Adjusted operating earnings (loss)	$33,240	$25,112	$18,248	$20,529	$(16,682)	$(12,440)	$34,806	$33,201
(1) The thirteen-week period ended July 29, 2017 excludes sales from Allen Edmonds.

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
(Thousands)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017
Net sales	$448,765	$473,118	$343,032	$316,756	$(15,968)	$(15,218)	$775,829	$774,656
Gross profit	$182,487	$198,073	$126,558	$117,026	$1,565	$1,786	$310,610	$316,885
Adjusted gross profit	$182,487	$198,073	$128,404	$117,026	$1,565	$1,786	$312,456	$316,885
Gross profit rate	40.7%	41.9%	36.9%	37.0%	(9.8)%	(11.7)%	40.0%	40.9%
Adjusted gross profit rate	40.7%	41.9%	37.4%	36.9%	(9.8)%	(11.7)%	40.3%	40.9%
Operating earnings (loss)	$24,414	$33,747	$25,114	$22,495	$(9,780)	$(5,864)	$39,748	$50,378
Adjusted operating earnings (loss)	$24,414	$33,747	$28,015	$22,495	$(5,495)	$(5,864)	$46,934	$50,378
Operating earnings (loss) %	5.4%	7.1%	7.3%	7.1%	61.2%	38.5%	5.1%	6.5%
Adjusted operating earnings %	5.4%	7.1%	8.2%	7.1%	34.4%	38.5%	6.0%	6.5%
Same-store sales % (on a 13-week basis) (1)	2.8%	0.9%	1.7%	2.4%	—%	—%	—%	—%
Number of stores	1,007	1,042	232	235	—	—	1,239	1,277

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
(Thousands)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017
Gross profit	$182,487	$198,073	$126,558	$117,026	$1,565	$1,786	$310,610	$316,885
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	932	—	—	—	932	—
Vionic acquisition-related costs	—	—	914	—	—	—	914	—
Total charges/other items	—	—	1,846	—	—	—	1,846	—
Adjusted gross profit	$182,487	$198,073	$128,404	$117,026	$1,565	$1,786	$312,456	$316,885
Operating earnings (loss)	$24,414	$33,747	$25,114	$22,495	$(9,780)	$(5,864)	$39,748	$50,378
Charges/Other Items:
Blowfish Malibu acquisition and integration-related costs	—	—	932	—	68	—	1,000	—
Vionic acquisition-related costs	—	—	914	—	4,108	—	5,022	—
Acquisition, integration and reorganization of men's brands	—	—	1,055	—	109	—	1,164	—
Total charges/other items	—	—	2,901	—	4,285	—	7,186	—
Adjusted operating earnings (loss)	$24,414	$33,747	$28,015	$22,495	$(5,495)	$(5,864)	$46,934	$50,378
(1) The thirteen-week period ended October 28, 2017 excludes sales from Allen Edmonds.

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS
	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Net sales	$365,160	$393,085	$382,001	$334,736	$(26,898)	$(25,356)	$720,263	$702,465
Gross profit	$156,028	$175,362	$123,212	$118,415	$(1,528)	$(382)	$277,712	$293,395
Adjusted gross profit	$156,028	$175,362	$133,197	$118,415	$(1,528)	$(382)	$287,697	$293,395
Gross profit rate	42.7%	44.6%	32.3%	35.4%	5.7%	1.5%	38.6%	41.8%
Adjusted gross profit rate	42.7%	44.6%	34.9%	35.4%	5.7%	1.5%	39.9%	41.8%
Operating earnings (loss)	$5,757	$13,093	$(93,450)	$27,082	$(6,744)	$(14,584)	$(94,437)	$25,591
Adjusted operating earnings (loss)	$6,149	$13,657	$20,678	$27,237	$(6,341)	$(14,361)	$20,486	$26,533
Operating earnings (loss) %	1.6%	3.3%	(24.5)%	8.1%	25.1%	57.5%	(13.1)%	3.6%
Adjusted operating earnings %	1.7%	3.5%	5.4%	8.1%	23.6%	56.6%	2.8%	3.8%
Same-store sales % (on a 13-week basis) (1)	1.1%	2.8%	0.2%	5.9%	—%	—%	—%	—%
Number of stores	992	1,026	229	236	—	—	1,221	1,262

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)
	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Gross profit	$156,028	$175,362	$123,212	$118,415	$(1,528)	$(382)	$277,712	$293,395
Charges/Other Items:
Blowfish Malibu acquisition and integration-related costs	—	—	244	—	—	—	244	—
Vionic acquisition and integration-related costs	—	—	7,973	—	—	—	7,973	—
Brand Portfolio - business exits	—	—	1,768	—	—	—	1,768	—
Total charges/other items	—	—	9,985	—	—	—	9,985	—
Adjusted gross profit	$156,028	$175,362	$133,197	$118,415	$(1,528)	$(382)	$287,697	$293,395
Operating earnings (loss)	$5,757	$13,093	$(93,450)	$27,082	$(6,744)	$(14,584)	$(94,437)	$25,591
Charges/Other Items:
Impairment of goodwill and intangible assets	—	—	98,044	—	—	—	98,044	—
Integration and reorganization of men's brands	—	—	984	—	30	—	1,014	—
Logistics transition	—	—	4,488	—	—	—	4,488	—
Blowfish Malibu acquisition and integration-related costs	—	—	244	—	—	—	244	—
Vionic acquisition and integration-related costs	—	—	7,973	—	373	—	8,346	—
Brand Portfolio - business exits	—	—	2,395	—	—	—	2,395	—
Retail operations restructuring	392	564	—	155	—	223	392	942
Total charges/other items	392	564	114,128	155	403	223	114,923	942
Adjusted operating earnings (loss)	$6,149	$13,657	$20,678	$27,237	$(6,341)	$(14,361)	$20,486	$26,533
(1) The fourteen-week period ended February 3, 2018 excludes sales from Allen Edmonds.

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS
	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Net sales	$1,606,808	$1,637,627	$1,313,551	$1,233,081	$(85,513)	$(85,124)	$2,834,846	$2,785,584
Gross profit	$690,830	$724,434	$466,919	$444,164	$(1,405)	$51	$1,156,344	$1,168,649
Adjusted gross profit	$690,830	$724,434	$479,291	$449,103	$(1,405)	$51	$1,168,716	$1,173,588
Gross profit rate	43.0%	44.2%	35.5%	36.0%	1.6%	—%	40.8%	42.0%
Adjusted gross profit rate	43.0%	44.2%	36.5%	36.4%	1.6%	—%	41.2%	42.1%
Operating earnings (loss)	$85,268	$92,230	$(40,799)	$80,160	$(44,068)	$(44,707)	$401	$127,683
Adjusted operating earnings (loss)	$85,660	$92,794	$80,152	$86,736	$(38,861)	$(41,993)	$126,951	$137,537
Operating earnings (loss) %	5.3%	5.6%	(3.1)%	6.5%	51.5%	52.5%	0.0%	4.6%
Adjusted operating earnings %	5.3%	5.7%	6.1%	7.0%	45.4%	49.3%	4.5%	4.9%
Same-store sales % (on a 52-week basis) (1)	1.5%	1.4%	(0.1)%	6.4%	—%	—%	—%	—%
Number of stores	992	1,026	229	236	—	—	1,221	1,262
(1) The fifty-three week period ended February 3, 2018 excludes sales from Allen Edmonds.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended
(Thousands)	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018	February 2, 2019	February 3, 2018
Gross profit	$690,830	$724,434	$466,919	$444,164	$(1,405)	$51	$1,156,344	$1,168,649
Charges/Other Items:
Integration and reorganization of men's brands	—	—	—	4,939	—	—	—	4,939
Blowfish Malibu acquisition and integration-related costs	—	—	1,717	—	—	—	1,717	—
Vionic acquisition and integration-related costs	—	—	8,886	—	—	—	8,886	—
Brand Portfolio - business exits	—	—	1,769	—	—	—	1,769	—
Total charges/other items	—	—	12,372	4,939	—	—	12,372	4,939
Adjusted gross profit	$690,830	$724,434	$479,291	$449,103	$(1,405)	$51	$1,168,716	$1,173,588
Operating earnings (loss)	$85,268	$92,230	$(40,799)	$80,160	$(44,068)	$(44,707)	$401	$127,683
Charges/Other Items:
Impairment of goodwill and intangible assets	—	—	98,044	—	—	—	98,044	—
Integration and reorganization of men's brands	—	—	5,421	6,421	420	2,491	5,841	8,912
Logistics transition	—	—	4,488	—	—	—	4,488	—
Blowfish Malibu acquisition and integration-related costs	—	—	1,717	—	305	—	2,022	—
Vionic acquisition and integration-related costs	—	—	8,886	—	4,482	—	13,368	—
Brand Portfolio - business exits	—	—	2,395	—	—	—	2,395	—
Retail operations restructuring	392	564	—	155	—	223	392	942
Total charges/other items	392	564	120,951	6,576	5,207	2,714	126,550	9,854
Adjusted operating earnings (loss)	85,660	92,794	80,152	86,736	(38,861)	(41,993)	126,951	137,537